UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): September 18, 2015

E-World USA Holding, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173681	45-2898504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9550 Flair Dr, Suite 308, El Monte CA	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: (626) 448-3737

_________________________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2015, the Board of Directors of the Company and the Majority Shareholder of the Company voted to rescind the 1 for 10 reverse stock split reflected in the Certificate of Change filed with the State of Nevada on January 20, 2015 and restore the authorized shares of the Company to 200,000,000, par value $.001 per share. Following these actions, all shareholders continue to own the same number of shares owned prior to the rescinded reverse stock split.

Copies of such Certificate of Change and Certificate of Amendment to Articles of Incorporation as filed with the Nevada Secretary of State are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Change

3.2	Certificate of Amendment to Articles of Incorporation

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-World USA Holding, Inc.

Dated: September 21, 2015	By:	/s/ Ding Hua Wang
Ding Hua Wang
President and Chief Executive Officer